Exhibit 10.1
SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT
     This SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT, dated as of June 22, 2011 (this “Amendment”), by and among (i) BORDERS GROUP, INC., a Michigan corporation, as a debtor-in-possession (“BGI”), (ii) BORDERS, INC., a Colorado corporation, as a debtor-in-possession (“Borders” and, collectively with BGI, the “Borrowers”, and each individually a “Borrower”), (iii) each other Credit Party from time to time party to the Credit Agreement (as defined herein), each as a debtor-in-possession, (iv) GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its individual capacity and as Working Capital Agent (the “Working Capital Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below), (v) GA CAPITAL, LLC, a Delaware limited liability company, as Term B Agent (the “Term B Agent”) for the Term B Lenders (as defined in the Credit Agreement), and (vi) each lender party to the Credit Agreement (collectively, the “Lenders” and individually, a “Lender”), amends that certain Senior Secured, Super-Priority Debtor-in-Possession Credit Agreement, dated as of February 16, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers and the other Credit Parties, the Working Capital Agent, the Term B Agent and the Lenders.
          WHEREAS, the Borrowers have requested that the Agents and the Lenders agree to amend certain of the terms and provisions of the Credit Agreement, as specifically set forth in this Amendment; and
          WHEREAS, Agents and the Lenders are prepared to amend the Credit Agreement on the terms, subject to the conditions and in reliance on the representations set forth herein.
          NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     §1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in Section 11.1 of the Credit Agreement.
     §2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment, the Credit Agreement is hereby amended as follows:
     (a) Section 5.2 of the Credit Agreement is hereby amended by (1) deleting the “and” at the end of clause (d), (2) replacing the period at the end of clause (e) with a semicolon, and (3) adding new clauses (f) and (g) at the end thereof to read as follows:
          “(f) dispositions in connection with the Small-Format Store Liquidations; and
          (g) dispositions in connection with a Sale Transaction (x) in the case of a Full Chain Liquidation, commencing not later than July 22, 2011, or (y) in the case of a GC Sale, consummated not later than July 29, 2011 as to the GC Sale portion of the Sale Transaction, with any related Remainder Chain Liquidation commencing not later than July 22, 2011, and in either case resulting in the repayment in full in cash at the closing of such Sale Transactions of all Obligations (including the cash collateralization of all L/C Reimbursement Obligations and the funding of the Working Capital Indemnity Account and Term B Indemnity Account) pursuant to Section 1.10(c)(ii) and (iii).”

     (b) Section 5.21 of the Credit Agreement is hereby amended by replacing “$25,000,000” in clause (iii) therein with “$30,000,000”.
     (c) Subsections 7.1(m)(ii)-(v) of the Credit Agreement are hereby deleted in their entirety and replaced with the following:
     ”(ii) on or before June 17, 2011, the Credit Parties shall have failed to distribute to all interested parties informational packages and solicitations for bids in connection with a Full Chain Liquidation (other than as to the Credit Parties’ intellectual property and interest in leases), and any informational packages sent for solicitations of bids for a Full Chain Liquidation shall fail to contain such supporting due diligence documentation as necessary to enable the solicitation of bids for the liquidation of Inventory on an equity basis, and as to furniture, fixtures and equipment, on an equity or commission basis;
     (iii) (I) on or before July 1, 2011, (x) the Credit Parties shall have failed to file a motion, in form and substance reasonably acceptable to Agents, seeking approval of bidding procedures, in form and substance reasonably acceptable to Agents, including bid protections (the “Sales Procedure Motion”), for one or more binding stalking horse bids (collectively, the “Stalking Horse Bid”) and seeking approval of the related stalking horse bidder (the “Stalking Horse Bidder”), or (y) the Credit Parties shall fail to have received and accepted (subject only to Bankruptcy Court approval), after consultation with the Agents, a Stalking Horse Bid that is reasonably acceptable to Agents.
     Without limiting the requirement that a Stalking Horse Bid be reasonably acceptable to Agents, in the event the Stalking Horse Bid is a bid for a GC Sale, such Stalking Horse Bid shall either:
     (A) (1) contain no conditions other than approval of the GC Sale by the Bankruptcy Court and such other conditions reasonably acceptable to Agents,
     (2) include a good faith deposit in an amount reasonably acceptable to Agents, and
     (3) if the Stalking Horse Bid for a GC Sale on a stand alone basis is in an amount insufficient to effect at the closing of such GC Sale the repayment in full in cash of all Obligations (including the cash collateralization of all L/C Reimbursement Obligations and the funding of the Working Capital Indemnity Account and Term B Indemnity Account) in accordance with Section 1.10(c)(ii) and (iii), it shall be combined with a Stalking Horse Bid for a Remainder Chain Liquidation such that, on a combined basis, both Stalking Horse Bids shall result in payment in full in cash at the closing of such Sale Transactions of all Obligations (including the cash collateralization of all L/C Reimbursement Obligations and the funding of the Working Capital Indemnity Account and Term B Indemnity Account) in accordance with Section 1.10(c)(ii) and (iii); or
     (B) be accompanied by a binding backup bid for a Full Chain Liquidation (including without limitation, bids as to inventory, furniture, fixtures and equipment and substantially all other assets of the Credit Parties, but excluding intellectual property and leases) in support of a GC Sale, as evidenced by an Approved Liquidation Agreement and such other applicable documentation and on other terms reasonably acceptable to Agents and in form and substance reasonably acceptable to Agents, and providing for the repayment in full in cash at the closing of such Sale Transaction of all Obligations (including the cash collateralization of all L/C Reimbursement Obligations and the funding of the Working Capital Indemnity Account and Term B Indemnity Account) pursuant to Section 1.10(c)(ii) and (iii) and which binding bid shall remain open and not subject to modification or termination until August 1, 2011.
     In the event no reasonably acceptable Stalking Horse Bid for a GC Sale is received and accepted, the Credit Parties shall have failed to receive and accept, on or before July 1, 2011, a Stalking Horse Bid for a Full Chain Liquidation (including without limitation, bids as to inventory, furniture, fixtures and equipment and substantially all other assets of the Credit Parties but excluding intellectual property and leases), as evidenced by an Approved Liquidation Agreement and such other applicable documentation and on other terms reasonably acceptable to Agents and in form and substance reasonably acceptable to Agents;
          (II) in the event that the Stalking Horse Bid for the Sale Transaction (A) does not provide for payment in full in cash at the closing of such Sale Transaction of all Obligations (including the cash collateralization of all L/C Reimbursement Obligations and the funding of the Working Capital Indemnity Account and Term B Indemnity Account) pursuant to Section 1.10(c)(ii) and (iii) or (B) is not acceptable to the Agents in their reasonable discretion, then by July 1, 2011 (x) the Credit Parties shall have failed to distribute to all interested parties informational packages and solicitations for bids in connection with the sale of the Credit Parties’ intellectual property and interests in leases, or any informational packages sent for solicitations of bids for such sale shall fail to contain such supporting due diligence documentation as reasonably requested by Agents, or (y) the Credit Parties’ intellectual property assets and interest in leases shall fail to be included in the auction applicable to the balance of the Sale Transaction; provided, that, in the event that the Bankruptcy Court later approves a Sale Transaction that is a GC Sale that provides for payment in full in cash of all Obligations (including the cash collateralization of all L/C Reimbursement Obligations and the funding of the Working Capital Indemnity Account and Term B Indemnity Account) pursuant to Section 1.10(c)(ii) and (iii), then the Credit Parties shall be permitted to withdraw the solicitations for bids for their intellectual property assets and interest in leases at such time; and
          (III) on or before July 15, 2011, the Bankruptcy Court shall not have entered an order, in form and substance reasonably acceptable to Agents, approving the Sales Procedure Motion and Stalking Horse Bid(s);
     (iv) on or before July 22, 2011, the Credit Parties shall have failed to receive approval from the Bankruptcy Court of a Sale Transaction (which Sale Transaction, for the avoidance of doubt, in the case of the application of Section 7.1(m)(iii)(II) above, shall include the Credit Parties’ intellectual property and interests in leases) in an amount sufficient to result in the repayment in full in cash of all Obligations (including the cash collateralization of all L/C Reimbursement Obligations and the funding of the Working Capital Indemnity Account and Term B Indemnity Account) pursuant to Section 1.10(c)(ii) and (iii) herein, and the order approving such Sale Transaction shall be in form and substance reasonably satisfactory to the Agents and shall provide for the payment in full in cash of all Obligations (including cash collateralization of contingent obligations) pursuant to Section 1.10(c)(ii) and (iii);
     (v) in the event the approved Sale Transaction (i) is a Full Chain Liquidation, on or before July 22, 2011, the Credit Parties shall have failed to have executed all of the agency documents or other relevant documents to be executed to effect the Full Chain Liquidation and the Full Chain Liquidation shall not have commenced; or (ii) includes a GC Sale, (x) on or before July 22, 2011, the Credit Parties shall have failed to have executed all of the agency documents or other relevant documents to be executed to effect the Remainder Chain Liquidation occurring on a parallel basis with such GC Sale, and such Remainder Chain Liquidation, if any, shall not have commenced, and (y) on or before July 29, 2011, the Debtor shall have failed to have executed all purchase agreements and other relevant documents in connection with the GC Sale and the GC Sale shall not have been consummated;”
     (d) Section 7.1(m)(vi) of the Credit Agreement is hereby amended by (1) inserting “(I)” at the beginning thereof, and (2) inserting the following at the end thereof:
“or (II) (x) the Credit Parties shall fail to comply with the terms of the Stalking Horse Bid(s) or backup bid for the Sale Transaction and any of the documents or agreements executed in connection therewith, including without limitation the Approved Liquidation Agreement, in any manner which results in a decrease in proceeds from the Sale Transaction of more than $500,000, (y) the Credit Parties shall fail to consummate the Sale Transaction strictly in accordance with the terms of such Approved Liquidation Agreement or purchase agreement, as applicable (in each case of clauses (x) and (y) without any waiver or amendment to the Approved Liquidation Agreement or purchase agreement unless consented to by Agents), or (z) the Credit Parties shall take any action, or an event shall occur, that could reasonably be expected to adversely affect the value of the Stalking Horse Bid(s) or backup bid or any Credit Party’s ability to comply with the terms of the Approved Liquidation Agreement or purchase agreement, as applicable;”
     (e) The definition of “Eligible Inventory” in Section 11.1 of the Credit Agreement is hereby amended by deleting clause (u) within such definition in its entirety and replacing such clause with the following:
     ”(u) Inventory at any Store that is the subject of (i) a Permitted Store Closing or (ii) a Small-Format Store Liquidation, provided with respect to this subclause (ii) that such Inventory shall be ineligible upon the earlier of (x) the Credit Parties’ receipt of notice from the related landlord of the exercise of rights to compel the Credit Parties to vacate such Store, or (y) the commencement of the liquidation sale at such Store; or”
     (f) The definition of “Lease Assumption Reserve Commencement Date” in Section 11.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     “Lease Assumption Reserve Commencement Date” means (i) as to Inventory at any leased locations with respect to which the period for lease rejection/assumption has not been extended past October 31, 2011 or with respect to which the lease shall expire on or prior to October 31, 2011, July 29, 2011; and (ii) as to Inventory at all other locations, the date that is twelve (12) weeks prior to the Lease Rejection Date.

     (g) The definition of “Minimum Excess Availability Amount” in Section 11.1 of the Credit Agreement is hereby amended by replacing “$25,000,000” in clause (ii) therein with “$30,000,000”.
     (h) The following definitions shall be added to Section 11.1 of the Credit Agreement, in their respective appropriate alphabetical locations:
     “Full Chain Liquidation” means a liquidation, in one or a series of related transactions, of (x) substantially the entire chain of store locations of the Credit Parties and substantially all of the Inventory of the Credit Parties, and furniture, fixtures and equipment, with an Approved Liquidator, and (y) substantially all of the other assets of the Credit Parties (including without limitation intellectual property, leases and substantially all other assets of the Credit Parties), in each case on terms reasonably acceptable to the Agents. The agency documents executed in connection with the Full Chain Liquidation shall constitute an Approved Liquidation Agreement, and all other sale and other relevant documents executed in connection with the Full Chain Liquidation shall be in form and substance reasonably satisfactory to the Agents in all respects.
     “GC Sale” means a sale, in one or a series of related transactions, of a substantial portion of the business of the Credit Parties as a going concern (which sale may include a liquidation of a portion of the assets acquired) under Section 363 of the Bankruptcy Code with respect to the Credit Parties and/or all or any substantial portion of the assets of the Credit Parties. The purchase documents and all other relevant documents executed in connection with the GC Sale shall be in form and substance reasonably satisfactory to the Agents in all respects.
     “Permitted Small-Format Stores” means up to ten (10) of the small-format Stores of the Credit Parties (other than the Additional Store Closings) with respect to which the related landlord for the applicable small-format Store has exercised its rights to compel the Credit Parties to vacate such small-format Store, as identified by Borrowers to Agents in writing.
     “Remainder Chain Liquidation” means a liquidation, in one or a series of related transactions, with an Approved Liquidator, of each store location of the Credit Parties not subject to a GC Sale, subject to an Approved Liquidation Agreement, and a sale of substantially all of the assets of the Credit Parties not subject to a GC Sale (including without limitation inventory, furniture, fixtures and equipment, intellectual property, leases and substantially all other assets of the Credit Parties), on terms reasonably acceptable to the Agents. The agency documents executed in connection with the Remainder Chain Liquidation shall constitute an Approved Liquidation Agreement, and all other sale and other relevant documents executed in connection with the Remainder Chain Liquidation shall be in form and substance reasonably satisfactory to the Agents in all respects.
     “Sale Transaction” means either of (a) a GC Sale combined with a Remainder Chain Liquidation or (b) Full Chain Liquidation, in each case of clauses (a) and (b) on terms reasonably acceptable to Agents in all respects.
     “Small-Format Store Liquidations” means the closure of the Permitted Small-Format Stores, and the dispositions of Collateral in connection with such closure; provided, that such Small-Format Store Liquidations are conducted pursuant to that certain Letter Agreement Governing Inventory Disposition, dated as of December 9, 2010, between Borders, Inc. and Hilco Merchant Resources, LLC.
     §3. Conditions to Effectiveness. This Amendment shall become effective upon the date (the “Effective Date”) on which each of the following shall have occurred, which Effective Date shall occur not later than June 23, 2011:
     (a) Agents’ receipt of fully-executed counterparts hereof signed by the Borrowers, Credit Parties, Agents, Required Lenders and Term B Lenders;
     (b) payment of the unpaid fees, costs and expenses of each Agent’s counsel, advisors and consultants;
     (c) payment of the fees set forth in the Amendment Fee Letter, of even date herewith, among the Borrowers and the Agents (collectively, the “Amendment Fee”); and
     (d) entry of an order of the Bankruptcy Court, in form and substance satisfactory to Agents, approving this Amendment (the “Approval Order”).
     §4. Waiver and Consent.
     (a) Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment, and in consideration of and reliance upon the agreements of the Credit Parties contained herein, each of the Agents and Lenders hereby (i) authorizes the Borrowers to withdraw the bid packages transmitted on or about May 31, 2011, and (ii) waives any Event of Default resulting from the failure to have entered into a stalking horse bid with respect to an Affected Asset Sale as required by Section 7.1(m)(iii) of the Credit Agreement as in effect prior to the effectiveness of this Amendment. For the avoidance of doubt, the foregoing waiver shall not constitute a waiver of the requirement to deliver a Stalking Horse Bid as to either a GC Sale and Remainder Chain Liquidation, or alternatively a Full Chain Liquidation, that includes assets that would have been comprised in an Affected Asset Sale in accordance with, and the Lenders and the Agents shall at all times retain all of the rights and remedies in respect of any Default or Event of Default under the Credit Agreement with respect to Section 7.1(m)(iii) as in effect after the effectiveness of this Amendment.
     (b) Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment, and in consideration of and reliance upon the agreements of the Credit Parties contained herein, each of the Agents and Lenders hereby authorizes the Borrowers to file that certain “Debtors’ Motion Pursuant to Section 365 of the Bankruptcy Code Authorizing the Debtors to Assume and Amend an Exclusive Retail Supply Agreement with Source Interlink Companies, Inc. and Pay Related Cure Costs” (the “Source Interlink Motion”); provided, that the hearing for the Source Interlink Motion shall be scheduled no earlier than July 14, 2011. The foregoing constitutes solely a consent to the filing of the Source Interlink Motion and does not constitute a consent to the payment of any amounts to Source Interlink Companies, Inc. (“Source Interlink”) on account of prepetition claims set forth in such motion. Accordingly, the Agents and the Lenders reserve all rights under the Loan Documents with respect to any payments by the Debtors of any prepetition claims of Source Interlink, and the deadline for the Agents to object to the Source Interlink Motion shall be extended to 11:59 pm on July 13, 2011.
     (c) No waiver with respect to any other Default or Event of Default, whether presently existing or hereafter arising, is granted hereby. The Lenders and the Agents shall, at all times, retain all of the rights and remedies in respect of any Default or Event of Default under the Credit Agreement and the Final Order, other than as set forth in clause (a) above.
     (d) Notwithstanding any provision contained in Section 5.2 of the Credit Agreement to the contrary, and subject to the satisfaction of the conditions set forth in Section 3 of this Amendment, the Lenders and the Agents hereby consent to the Borrowers’ closure of Store No: 10-608, located at Ocean County Mall, Toms River, New Jersey, Store No. 10-652, located at Valley River Center, Eugene, Oregon and Store No. 754, located in the McCarran Airport, Las Vegas, Nevada (the “Additional Store Closings”), and the dispositions of Collateral in connection with the Additional Store Closings; provided, that such Additional Store Closings are conducted pursuant to that certain Letter Agreement Governing Inventory Disposition, dated as of December 9, 2010, between Borders, Inc. and Hilco Merchant Resources, LLC.
     §5. Covenant as to Appraisal; Sale Transaction Status. Each Credit Party hereby covenants with the Agents and the Lenders as follows:
     (a) The Credit Parties shall cooperate with and promptly provide the appraiser retained by Working Capital Agent with all supporting information and documentation required by such appraiser so as to ensure delivery of an updated “desk top” appraisal by not later than June 30, 2011.
     (b) Promptly upon any such information becoming available to Credit Parties, each Credit Party shall provide Agents copies of any informational packages provided to potential bidders, draft agency agreements, the deadlines established as to receipt of bids and, upon request of Agents, a status report and updated information relating to the Sale Transaction and copies of any such bids and any updates, modifications or supplements to such information and materials.
     (c) The failure to comply with this Section 5 shall constitute an immediate Event of Default under the Credit Agreement.
     §6. Representations and Warranties. Each Credit Party hereby represents and warrants to the Agents and the Lenders as follows:
     (a) Representations and Warranties in the Credit Agreement. The representations and warranties of the Credit Parties contained in the Credit Agreement (assuming the effectiveness of this Amendment) and the other Loan Documents were true and correct as of the date when made and, except to the extent that such representations and warranties relate expressly to an earlier date, continue to be true and correct on the date hereof.
     (b) Ratification, Etc. Except as expressly amended hereby, the Credit Agreement (as amended hereby), the other Loan Documents and all documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement, together with the applicable provisions of this Amendment, shall be read and construed as a single agreement. All references in the Loan Documents to the Credit Agreement or any other Loan Document shall hereafter refer to the Credit Agreement or any other Loan Document as amended hereby.
     (c) Authority, Etc. Upon entry of the Approval Order, the execution and delivery by the Credit Parties of this Amendment and the performance by the Credit Parties of all of their respective agreements and obligations under the Credit Agreement and the other Loan Documents as amended hereby, are within the corporate authority of the Credit Parties and have been duly authorized by all necessary corporate action on the part of the Credit Parties.
     (d) Enforceability of Obligations. Upon entry of the Approval Order, this Amendment, the Credit Agreement and the other Loan Documents as amended hereby constitute the legal, valid and binding obligations each of the Credit Parties enforceable against each of the Credit Parties in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles, whether enforcement is sought by a proceeding in equity or at law.
     (e) No Default. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
     §7. Effect of Amendment. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Nothing contained in this Amendment shall in any way prejudice, impair or effect any rights or remedies of the Agents or any Lender or the Borrowers under the Credit Agreement or the other Loan Documents. The execution, delivery and effectiveness of this Amendment shall not (i), except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agents under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein, or (ii) establish a course of dealing or conduct between any Agent or Lender or any Credit Parties. All other amendments, modifications and waivers shall comply strictly with the terms and conditions of the Credit Agreement and the other Loan Documents. As of the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the “Credit Agreement” (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as modified hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single agreement. This Amendment shall be deemed a Loan Document.
     §8. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one instrument.
     §9. Expenses. Pursuant to Section 9.5 of the Credit Agreement, all reasonable, out of pocket costs and expenses incurred or sustained by the Agents in connection with this Amendment, including the fees and disbursements of legal counsel for the Agents in producing, reproducing and negotiating the Amendment, will be for the account of the Borrowers whether or not this Amendment is consummated.
     §10. Miscellaneous. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA (INCLUDING THE BANKRUPTCY CODE). EACH CREDIT PARTY HEREBY CONSENTS AND AGREES THAT THE BANKRUPTCY COURT SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE CREDIT PARTIES, AGENTS AND LENDERS PERTAINING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT AGENTS, LENDERS AND THE CREDIT PARTIES ACKNOWLEDGE

THAT ANY APPEALS FROM THE BANKRUPTCY COURT MAY HAVE TO BE HEARD BY A COURT OTHER THAN THE BANKRUPTCY COURT; PROVIDED FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENTS FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENTS. EACH CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH CREDIT PARTY HEREBY WAIVES ANY OBJECTION THAT SUCH CREDIT PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH CREDIT PARTY AT THE ADDRESS AND IN THE MANNER SET FORTH IN SECTION 9.2. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.
     §11. Ratification by Guarantors. Each of the Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein. Each of the Guarantors agrees and acknowledges that notwithstanding the effectiveness of this Amendment, such Guarantor’s obligations under the Loan Documents shall remain in full force and effect and nothing herein shall in any way limit such obligations, all of which are hereby ratified, confirmed and affirmed in all respects. Each of the Guarantors hereby further acknowledges that the Borrowers, Agents and any Lender may from time to time enter into any further amendments, modifications, terminations and/or amendments of any provisions of the Loan Documents without notice to or consent from such Guarantor and without affecting the validity or enforceability of such Guarantor’s obligations under the Loan Documents or giving rise to any reduction, limitation, impairment, discharge or termination of such Guarantor’s obligations under the Loan Documents.
[Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first written above.

BORROWERS: BORDERS GROUP, INC.
By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	Authorized Signatory
	FEIN:	38-3294588

BORDERS, INC.
By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	Authorized Signatory
	FEIN:	38-2104285

BORROWER REPRESENTATIVE: BORDERS, INC.
By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	Authorized Signatory
	FEIN:	38-2104285

BORROWER REPRESENTATIVE: BORDERS GROUP, INC.
By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	Authorized Signatory
	FEIN:	38-3294588

GUARANTORS: BORDERS PROPERTIES, INC.
By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	Authorized Signatory
	FEIN:	38-3237978

BORDERS INTERNATIONAL SERVICES, INC.
By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	Authorized Signatory
	FEIN:	20-2025075

BORDERS DIRECT, LLC
By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	Authorized Signatory
	FEIN:	20-899-0084

GENERAL ELECTRIC CAPITAL CORPORATION, as Working Capital Agent, Swingline Lender, Revolving Lender and FILO Lender
By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	Authorized Signatory

FIFTEENTH INVESTMENT SPONSOR LIMITED, as a Revolving Lender
By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	Authorized Signatory

ALADDIN CREDIT INTERMEDIATE FUND LTD., as a Revolving Lender and FILO Lender
By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	Authorized Signatory

ALADDIN CREDIT PARTNERS I, L.P., as a Revolving Lender and FILO Lender
By:	Aladdin Credit Partners, LLC, its General Partner

By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	Authorized Signatory

ALADDIN CREDIT OFFSHORE FUND II L.P., as a FILO Lender
By:	Aladdin Credit Partners, LLC, its General Partner

By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	Authorized Signatory

ALADDIN DIP OFFSHORE FUND, L.P.., as a FILO Lender
By:	Aladdin Credit Partners, LLC, its General Partner

By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	Authorized Signatory

ALADDIN INTERMEDIATE FUND (IRELAND) II LTD, as a FILO Lender
By:	Aladdin Credit Advisors, L.P. its General Partner,
ACA HOLDINGS LLC

By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	Authorized Signatory

MC CREDIT PRODUCTS DIP SMA L.P., as a FILO Lender
By:	Aladdin Credit Partners, LLC, its General Partner

By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	Authorized Signatory

THE CIT GROUP/BUSINESS CREDIT, INC., as Syndication Agent
By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	Authorized Signatory

CIT BANK, as a Revolving Lender
By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	Authorized Signatory

CRYSTAL FINANCIAL SPV LLC, as a FILO Lender
By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	Authorized Signatory

RB INTERNATIONAL FINANCE (USA) LLC, as a Revolving Lender
By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	Authorized Signatory

CITIZENS BANK, as a Revolving Lender
By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	Authorized Signatory

SUN LIFE ASSURANCE COMPANY OF CANADA, as a Revolving Lender
By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	Authorized Signatory

BURDALE CAPITAL FINANCE, INC., as a Revolving Lender
By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	Authorized Signatory

TD BANK, N.A., as a Revolving Lender
By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	Authorized Signatory

GA CAPITAL, LLC, as Term B Agent
By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	Authorized Signatory

SPECIAL VALUE CONTINUATION PARTNERS, LP, as a Term B Lender
By:	Tennenbaum Capital Partners, LLC
Its: Investment Manager

By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	Authorized Signatory

TENNENBAUM OPPORTUNITIES PARTNERS V, LP, as a Term B Lender
By:	Tennenbaum Capital Partners, LLC
Its: Investment Manager

By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	Authorized Signatory

1903 ONSHORE FUNDING, LLP, as a Term B Lender
By:	GB Merchant Partners, LLC
Its: Investment Manager

By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	Authorized Signatory

1903 OFFSHORE LOANS SPV LIMITED, as a Term B Lender
By:	GB Merchant Partners, LLC
Its: Investment Manager

By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	Authorized Signatory